SEMIANNUAL REPORT
                               DECEMBER 31, 1996

                                (EASTCLIFF LOGO)
                                EASTCLIFF FUNDS

                             EASTCLIFF GROWTH FUND

                          EASTCLIFF TOTAL RETURN FUND

                            EASTCLIFF REGIONAL SMALL
                            CAPITALIZATION VALUE FUND

                              NO-LOAD MUTUAL FUNDS

                                   EASTCLIFF
                                  GROWTH FUND
                                                               February 13, 1997

Dear Shareholder:

  In an effort to keep you informed, we want to update you on the Eastcliff Growth Fund's progress for the twelve months ending December 31, 1996. By year end the total assets of the Fund were $45 million. To summarize for new shareholders, the Fund's investment objective is to produce capital appreciation. The Fund holds a portfolio of equities that we believe have the prospect of strong future earnings growth and are attractively valued relative to other investment opportunities.

  For the year ending December 31, 1996, the Fund's total return was 16.9%, and from inception (July 1, 1995) through December 31, 1996, its average annual compounded rate of return was 17.2%. On December 31, 1996, the Net Asset Value of the Eastcliff Growth Fund was $12.69. The Fund strives to be fully invested in equities, and at the end of the fourth quarter the Fund had 98% of its assets invested in common stocks. The industries of emphasis continue to include technology (software/services), retail, and business services.

  The stock market in 1996 was a fascinating study in contrasts and disparity. In retrospect, the 1996 market had three distinct phases. There was a strong rally for the first five months which proved to be very broad. Then a sharp correction in July eliminated much of the earlier increase in price/earnings ratios. The third phase was a rally which set record highs on most indices, but was dramatically narrow in breadth, with the very largest S&P 500 stocks considerably out performing all others. The Fund may own some of the very largest S&P 500 stocks, but typically owns somewhat smaller companies that have the ability to achieve faster, long-term earnings growth. In our view, the dramatic strength in the very largest companies has created a major disparity in relative valuation. This valuation disparity should benefit the Fund and its portfolio over the long-term as many of its holdings realize their potential. We remain optimistic on the stock market's prospects in 1997 and continue to invest the Fund accordingly.

  The NASDAQ Symbol for the Fund is EASGX.

  We appreciate all of your support and interest since the Fund was opened and look forward to providing each of our shareholders with favorable investment returns over the long term.
                                        Respectfully submitted,

                                        /s/ Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                             EASTCLIFF GROWTH FUND
                            STATEMENT OF NET ASSETS
                         DECEMBER 31, 1996 (UNAUDITED)

                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                   COST       VALUE
-------------------------                                    ----      ------

COMMON STOCKS -- 98.1% (A)<F2>

            APPAREL -- 3.3%
    11,100  NIKE, Inc. Cl B                              $601,021    $663,225
    17,200  Tommy Hilfiger Corp.*<F1>                     516,130     825,600
                                                       ----------  ----------
                                                        1,117,151   1,488,825

            BIOTECHNOLOGY -- 3.8%
    18,700  Amgen Inc.*<F1>                               851,838   1,016,812
    32,300  Genzyme Corp.*<F1>                            768,979     702,525
                                                       ----------  ----------
                                                        1,620,817   1,719,337

            BUSINESS SERVICES -- 11.3%
    23,300  Ceridian Corp.*<F1>                           946,765     943,650
    28,770  First Data Corp.                              789,885   1,050,105
    26,500  MBNA Corp.                                    622,801   1,099,750
    10,150  Paychex, Inc.                                 244,114     522,096
    23,300  PMT Services, Inc.*<F1>                       458,717     407,750
    32,000  Sterling Commerce Inc.*<F1>                   963,575   1,128,000
                                                       ----------  ----------
                                                        4,025,857   5,151,351

            CELLULAR -- 3.6%
    30,100  360o Communications
              Company*<F1>                                739,860     696,062
    27,200  AirTouch Communications*<F1>                  803,567     686,800
    23,300  Palmer Wireless, Inc.*<F1>                    466,691     244,650
                                                       ----------  ----------
                                                        2,010,118   1,627,512

            COSMETICS/HEALTHCARE PRODUCTS -- 1.4%
    24,000  Rexall Sundown, Inc.*<F1>                     651,308     652,512

            DRUGS -- 2.6%
    14,100  Pfizer Inc.                                   633,390   1,168,537

            EQUIPMENT -- 1.8%
    38,500  Glenayre
              Technologies, Inc.*<F1>                   1,233,580     830,175

            INSURANCE -- 2.2%
    13,300  MGIC Investment Corp.                         761,284   1,010,800

            LONG DISTANCE -- 1.9%
    39,500  LCI International, Inc.*<F1>                  718,766     849,250

            MEDICAL SERVICES -- 5.7%
    27,600  Omnicare, Inc.                                663,317     886,650
    18,900  Oxford Health Plans, Inc.*<F1>                455,137   1,106,841
    18,500  Vencor Inc.*<F1>                              585,982     585,062
                                                       ----------  ----------
                                                        1,704,436   2,578,553
            MEDICAL PRODUCTS -- 5.0%
    28,800  IDEXX Laboratories, Inc.*<F1>                 881,329   1,036,800
    13,100  St. Jude Medical, Inc.*<F1>                   443,592     558,388
    15,500  STERIS Corp.*<F1>                             424,312     674,250
                                                       ----------  ----------
                                                        1,749,233   2,269,438
            NETWORKING -- 5.9%
    29,300  Cisco Systems Inc.*<F1>                       782,728   1,864,212
    24,700  FORE Systems, Inc.*<F1>                       598,460     812,013
                                                       ----------  ----------
                                                        1,381,188   2,676,225

            PAGING -- 2.5%
    74,400  Paging Network, Inc.*<F1>                   1,400,841   1,134,600

            POLLUTION CONTROL -- 2.1%
    30,500  USA Waste Services, Inc.*<F1>                 685,033     972,188

            RESTAURANTS/LODGING -- 3.2%
    34,900  Outback Steakhouse, Inc.*<F1>               1,017,243     933,575
    15,825  Papa John's
              International, Inc.*<F1>                    250,844     534,094
                                                       ----------  ----------
                                                        1,268,087   1,467,669
            RETAIL -- 21.1%
    38,000  Autozone, Inc.*<F1>                         1,054,218   1,045,000
    19,300  Barnes & Noble Inc.*<F1>                      631,694     521,100
    33,375  Consolidated Stores Corp.*<F1>                561,226   1,076,344
    46,900  Dollar General Corp.                          944,402   1,500,800
    28,900  The Home Depot, Inc.                        1,218,998   1,448,612
    31,000  Intimate Brands, Inc.                         551,075     527,000
    28,100  Kohl's Corp.*<F1>                             714,028   1,102,925
    27,900  Lowe's Companies, Inc.                        928,145     990,450
    28,900  PETsMART, Inc.*<F1>                           411,474     632,188
    42,300  Staples, Inc.*<F1>                            848,395     764,065
                                                       ----------  ----------
                                                        7,863,655   9,608,484

            SEMICONDUCTORS -- 3.3%
    11,400  Intel Corp.                                   705,787   1,492,693

            SOFTWARE/SERVICES -- 17.4%
    29,850  Computer Associates
              International, Inc.                         893,642   1,485,037
    19,900  Microsoft Corp.*<F1>                          874,592   1,644,238
    35,500  Oracle Corp.*<F1>                             917,021   1,482,125
    27,400  Parametric
              Technology Corp.*<F1>                       668,145   1,407,675
    17,400  PeopleSoft, Inc.*<F1>                         260,867     834,121
    22,600  Synopsys, Inc.*<F1>                           676,948   1,045,250
                                                       ----------  ----------
                                                        4,291,215   7,898,446
                                                       ----------  ----------
            Total common stocks.                       33,821,746  44,596,595

SHORT-TERM INVESTMENTS -- 2.0% (A)<F2>
            VARIABLE RATE DEMAND NOTES
  $875,000  Johnson Controls, Inc.                       $875,000    $875,000
    21,024  Wisconsin Electric
              Power Company                                21,024      21,024
                                                       ----------  ----------
            Total short-term
              investments                                 896,024     896,024
                                                       ----------  ----------
            Total investments                         $34,717,770  45,492,619
                                                      ===========

            Liabilities, less cash and
              receivables (0.1%) (A)<F2>                              (40,565)
                                                                  -----------
            Net Assets                                            $45,452,054
                                                                  ===========

            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($45,452,054 / 3,580,932
              shares outstanding)                                      $12.69
                                                                       ======

  * <F1>Non-income producing security.
  (a)<F2>Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
         For the Six Month Period Ending December 31, 1996 (Unaudited)
INCOME:
  Dividends                                                         $45,807
  Interest                                                           32,176
                                                                  ---------
  Total income                                                       77,983
                                                                  ---------
EXPENSES:
  Management fees                                                   232,299
  Administrative services                                            38,353
  Professional fees                                                  13,933
  Transfer agent fees                                                 9,043
  Custodian fees                                                      6,557
  Amortization of organizational expenses                             3,150
  Printing and postage expense                                        2,636
  Registration fees                                                   1,310
  Other expenses                                                      3,720
                                                                  ---------
  Total expenses before reimbursement                               311,001
  Less expenses assumed by adviser                                 (17,119)
                                                                  ---------
  Net expenses                                                      293,882
                                                                  ---------
NET INVESTMENT LOSS                                               (215,899)
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                    701,043
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              109,064
                                                                  ---------
NET GAIN ON INVESTMENTS                                             810,107
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $594,208
                                                                   ========

The accompanying notes to financial statements are an integral part of these statements.

                             EASTCLIFF GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 1996 (Unaudited) and For the Period from July 1, 1995 (commencement of operations) to June 30, 1996

                                                  DECEMBER 31,       JUNE 30,
                                                          1996           1996
                                                  ------------       --------
OPERATIONS:
  Net investment loss                               $(215,899)     $(300,450)
  Net realized gain (loss) on investments              701,043    (1,552,031)
  Net increase in unrealized appreciation
    on investments                                     109,064     10,665,785
                                                    ----------     ----------
  Net increase in net assets resulting
    from operations                                    594,208      8,813,304
                                                    ----------     ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (266,826 and
    4,145,838 shares, respectively)                  3,335,741     42,770,095
  Cost of shares redeemed (365,014 and
    466,718 shares, respectively)                  (4,670,457)    (5,390,837)
                                                    ----------     ----------
  Net (decrease) increase in net assets
    derived from Fund share activities             (1,334,716)     37,379,258
                                                    ----------     ----------
  TOTAL (DECREASE) INCREASE                          (740,508)     46,192,562
NET ASSETS AT THE BEGINNING OF THE PERIOD           46,192,562             --
                                                    ----------     ----------
NET ASSETS AT THE END OF THE PERIOD                $45,452,054    $46,192,562
                                                   ===========    ===========

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                   (UNAUDITED)        FOR THE
                                                       FOR THE    PERIOD FROM
                                                     SIX MONTH        JULY 1,
                                                 PERIOD ENDING    1995+<F3>TO
                                             DECEMBER 31, 1996  JUNE 30, 1996
                                             -----------------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $12.56         $10.00
Income from investment operations:
  Net investment loss                                   (0.07)         (0.08)
  Net realized and unrealized gains on investments        0.20           2.64
                                                        ------         ------
Total from investment operations                          0.13           2.56
Less distributions:
  Dividend from net investment income                       --             --
  Distribution from net realized gains                      --             --
                                                        ------         ------
Total from distributions                                    --             --
                                                        ------         ------
Net asset value, end of period                          $12.69         $12.56
                                                        ======         ======

TOTAL INVESTMENT RETURN                                 1.0%**<F5>      25.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  45,452         46,193
Ratio of expenses (after reimbursement)
    to average net assets (a)<F6>                        1.3%*<F4>       1.3%
Ratio of net investment loss to
    average net assets (b)<F7>                         (0.9%)*<F4>     (0.8%)
Portfolio turnover rate                                  23.2%          40.3%
Average commission rate paid (c)<F8>                   $0.0600             --

+<F3>Commencement of operations.
*<F4>Annualized.
**<F5>Not annualized.
(a)<F6>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.4%* for the period ending December 31, 1996, and 1.4% for the year ended June 30, 1996.
(b)<F7>If the Fund had paid all of its expenses, the ratio would have been (1.0%)* for the period ending December 31, 1996, and (0.9%) for the year ended June 30, 1996.
(c)<F8>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of these statements.

                                EASTCLIFF TOTAL
                                  RETURN FUND
                                                               February 13, 1997

Dear Shareholder:

  We appreciate this opportunity to communicate the results of your Fund to you. The final weeks of this past year were very volatile. The economic outlook as we approach 1997 appears positive. Inflation is not a problem and U.S. corporations are efficient. Productivity has increased while the work force has been downsized.

  At year end, the Net Asset Value was $14.36 per share, and the total assets of the Fund exceeded $18 million. For the year ending December 31, 1996, the Fund's total return was 20.5%, the average annual compounded rate of return for the 5 years ended December 31, 1996, was 12.3%, and for the 10 years ended December 31, 1996, was 13.0%. As of December 27, 1996, the Board of Directors declared a dividend of $0.0907 from net investment income, a distribution of $0.1329 from net short-term realized capital gains which will be treated as ordinary income and a distribution of $0.2697 from net long-term realized capital gains. The distributions were paid on December 30, 1996, to shareholders of record on December 26, 1996. Total distributions paid in 1996 were $1.45807 per share.

  We are approaching 1997 optimistically. The Fund's asset allocation at year end was approximately 20% fixed income instruments, 75% common stocks and 5% in cash or cash equivalents. This reflects a more cautious approach to the market and a defensive posture.

  To meet the Fund's investment objective of a combination of capital appreciation and income, we will continue to emphasize premiere companies in leading economic sectors.

  The NASDAQ Symbol for the Fund is EATRX.

  We appreciate your confidence as shareholders and will continue to strive for exceptional investment results.

  Respectfully submitted,

   /s/ Thomas M. Keresey                        /s/ Patrice J. Neverett

   Thomas M. Keresey                            Patrice J. Neverett
   Portfolio Manager                            Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          EASTCLIFF TOTAL RETURN FUND
                            STATEMENT OF NET ASSETS
                         DECEMBER 31, 1996 (UNAUDITED)

                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                   COST       VALUE
----------- -------------                                   -----     -------

LONG-TERM INVESTMENTS -- 94.8% (A)<F10>
COMMON STOCKS -- 74.9% (A)<F10>

            BANKS/SAVINGS & LOANS -- 8.0%
    18,000  Barnett Banks, Inc.                          $459,830    $740,250
     4,000  Citicorp                                      162,490     412,000
     5,200  Fifth Third Bancorp.                          279,782     326,628
                                                       ----------   ---------
                                                          902,102   1,478,878

            COMPUTERS -- 7.1%
     9,000  Cisco Systems Inc.*<F9>                       418,500     572,625
     5,000  Compaq Computer Corp.*<F9>                    234,925     371,250
     2,500  International Business
              Machines Corp.                              199,462     377,500
                                                       ----------   ---------
                                                          852,887   1,321,375

            CONSUMER NON-DURABLES -- 6.5%
     2,000  Clorox Co.                                    179,620     200,750
     2,500  Colgate-Palmolive Co.                         202,700     230,625
     7,000  Gillette Company                              336,045     544,250
     9,000  Sunbeam Corporation                           179,415     231,750
                                                       ----------   ---------
                                                          897,780   1,207,375

            ELECTRONICS -- 5.1%
     4,500  General Electric Co. (U.S.)                   241,832     444,938
     3,800  Intel Corp.                                   269,035     497,564
                                                       ----------   ---------
                                                          510,867     942,502

            ENERGY/ENERGY SERVICES -- 8.1%
     3,000  Chevron Corp.                                 179,180     195,000
     9,000  Halliburton Co.                               326,221     542,250
     7,000  PanEnergy Corp.                               178,920     315,000
     3,000  Texaco Inc.                                   262,805     294,375
     7,000  USX-Marathon Group                            140,420     167,125
                                                       ----------   ---------
                                                        1,087,546   1,513,750

            FOOD & BEVERAGES -- 2.8%
    10,000  The Coca-Cola Company                         351,275     526,250

            HEALTH INDUSTRIES -- 2.6%
    11,000  Becton, Dickinson & Co.                       298,785     477,125

            INSURANCE -- 2.3%
     4,000  American International
              Group, Inc.                                 273,555     433,000
            Leisure/Restaurants -- 2.4%
     6,000  Marriott International Inc.                   300,360     331,500
     2,500  McDonald's Corp.                               72,963     113,125
                                                       ----------   ---------
                                                          373,323     444,625

            MISCELLANEOUS-CONSUMER MANUFACTURING -- 1.3%
     3,000  Eastman Kodak Co.                             212,680     240,750

            MISCELLANEOUS-TECHNOLOGY MANUFACTURING -- 2.4%
    10,000  Plantronics, Inc.*<F9>                        373,000     450,000

            PHARMACEUTICALS -- 20.0%
    10,000  American Home
              Products Corp.                              618,840     586,250
     5,500  Bristol-Myers Squibb Co.                      379,893     598,125
    16,000  Johnson & Johnson                             544,730     796,000
     6,000  Eli Lilly & Co.                               449,610     438,000
     5,000  Merck & Co., Inc.                             217,590     396,250
    11,000  Pfizer Inc.                                   554,480     911,625
                                                       ----------   ---------
                                                        2,765,143   3,726,250

            RETAIL TRADE -- 2.4%
    12,000  Tiffany & Co.                                 324,735     439,500

            SOFTWARE/SERVICE -- 3.9%
     5,200  Microsoft Corp.*<F9>                          302,226     429,650
     7,000  Oracle Corp.*<F9>                             252,245     292,250
                                                       ----------   ---------
                                                          554,471     721,900
                                                       ----------   ---------
            Total common stock                          9,778,149  13,923,280

FEDERAL AGENCIES -- 19.9% (A)<F10>
  $100,000  Federal National
              Mortgage Association,
              7.00%, due 04/16/01                         100,000     100,646
   500,000  Federal National
              Mortgage Association,
              7.00%, due 04/24/01                         500,000     500,331
   300,000  Federal Home Loan
              Mortgage Corp.,
              7.125%, due 06/25/01                        299,597     304,508
   500,000  Federal Home Loan Banks,
              7.405%, due 07/02/01                        500,000     502,733
   200,000  Federal National
              Mortgage Association,
              7.30%, due 10/28/02                         200,000     200,422
   500,000  Federal Home Loan Banks,
              7.27%, due 04/15/03                         500,000     498,348
   500,000  Federal National
              Mortgage Association,
              7.55%, due 06/10/04                         500,000     506,887
   500,000  Federal Home Loan
              Mortgage Corp.,
              7.44%, due 04/07/06                         500,000     496,786
   300,000  Federal Home Loan
              Mortgage Corp.,
              7.775%, due 04/17/06                        300,000     299,245
   300,000  Federal Home Loan
              Mortgage Corp.,
              8.00%, due 05/15/06                         300,000     300,725
                                                       ----------   ---------
            Total federal agencies                      3,699,597   3,710,631
                                                       ----------   ---------
            Total long-term
              investments                              13,477,746  17,633,911

SHORT-TERM INVESTMENTS -- 5.5% (A)<F10>
            VARIABLE RATE DEMAND NOTES
   867,239  Johnson Controls, Inc.                        867,239     867,239
   156,000  Wisconsin Electric
              Power Company                               156,000     156,000
                                                       ----------   ---------
            Total short-term
              investments                               1,023,239   1,023,239
                                                       ----------   ---------
            Total investments                         $14,500,985  18,657,150
                                                       ==========

            Liabilities, less cash and
              receivables (0.3%) (A)<F10>                            (60,656)
                                                                   ----------
            Net Assets                                            $18,596,494
                                                                   ==========

            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($18,596,494 / 1,295,187
              shares outstanding)                                      $14.36
                                                                       ======

*<F9>Non-income producing security.
(a)<F10>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                          EASTCLIFF TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS
         For the Six Month Period Ending December 31, 1996 (Unaudited)

INCOME:
  Dividends                                                         $94,328
  Interest                                                          139,647
                                                                  ---------
  Total income                                                      233,975
                                                                  ---------
EXPENSES:
  Management fees                                                    90,990
  Administrative services                                            18,198
  Professional fees                                                  13,347
  Transfer agent fees                                                 6,644
  Custodian fees                                                      2,744
  Printing and postage expense                                        2,738
  Registration fees                                                   2,075
  Other expenses                                                      2,304
                                                                  ---------
  Total expenses before reimbursement                               139,040
  Less expenses assumed by adviser                                 (20,753)
                                                                  ---------
  Net expenses                                                      118,287
                                                                  ---------
NET INVESTMENT INCOME                                               115,688
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                    741,479
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              713,419
                                                                  ---------
NET GAIN ON INVESTMENTS                                           1,454,898
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,570,586
                                                                  =========

                       STATEMENTS OF CHANGES IN NET ASSETS
 For the Six Month Period Ending December 31, 1996 (Unaudited) and For the Year
                              Ended June 30, 1996

                                                  DECEMBER 31,       JUNE 30,
                                                          1996           1996
                                                  ------------       --------
OPERATIONS:
  Net investment income                               $115,688       $113,519
  Net realized gain on investments                     741,479      1,265,449
  Net increase in unrealized appreciation
    on investments                                     713,419      2,394,305
                                                   -----------     ----------
  Net increase in net assets resulting
    from operations                                  1,570,586      3,773,273
                                                   -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.11856 and $0.16617 per share, respectively)  (147,615)      (207,699)
  Distributions from net realized gains
    ($1.33951 and $0.16455 per share,
    respectively)                                  (1,639,171)      (204,567)
                                                   -----------     ----------
  Total distributions                              (1,786,786)     (412,266)*
                                                                        <F11>
                                                   -----------     ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (66,809 and
    285,109 shares, respectively)                      961,913      3,666,446
  Net asset value of shares issued in
    distributions (122,270 and 16,739
    shares, respectively)                            1,640,933        213,524
  Cost of shares redeemed (111,230 and
    405,622 shares, respectively)                  (1,589,551)    (5,247,179)
                                                   -----------     ----------
  Net increase (decrease) in net assets
    derived from Fund share activities               1,013,295    (1,367,209)
                                                   -----------     ----------
  TOTAL INCREASE                                       797,095      1,993,798
NET ASSETS AT THE BEGINNING OF THE PERIOD           17,799,399     15,805,601
                                                   -----------     ----------
NET ASSETS AT THE END OF THE PERIOD
  (including undistributed net investment income
    of $1,775 and $33,702, respectively)           $18,596,494    $17,799,399
                                                   ===========    ===========

*<F11>Total distributions include $324,352 of ordinary income, of which 27% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                          EASTCLIFF TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)


                             (UNAUDITED)        FOR THE
                             FOR THE SIX         PERIOD
                                MONTH   FOR THE    FROM
                                PERIOD   YEAR   OCTOBER 1,
                                ENDED    ENDED   1994 TO
                              DEC. 31,  JUNE 30, JUNE 30,             YEARS ENDED SEPTEMBER 30,
                                                        ---------------------------------------------------
                                1996       1996    1995   1994    1993   1992    1991   1990    1989   1988   1987+<F12>
                             ---------- -------  ------ ------   ----- ------  ------ ------  ------ ------  ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period            $14.62  $11.96  $11.92 $12.38  $11.96 $11.56   $9.47 $11.40   $9.88 $13.94  $10.00
Income from
  investment operations:
 Net investment income             0.09    0.09    0.14   0.15    0.19   0.13    0.28   0.33    0.24   0.06      --
 Net realized and
   unrealized gains (losses)
    on investments                 1.11    2.90    0.71   0.12    1.28   1.27    2.30 (1.82)    1.40 (1.17)    3.94
                                 ------  ------  ------  -----  ------  -----  ------ ------  ------ ------  ------
Total from investment
  operations                       1.20    2.99    0.85   0.27    1.47   1.40    2.58 (1.49)    1.64 (1.11)    3.94
Less distributions:
 Dividends from net
   investment income             (0.12)  (0.17)  (0.14) (0.18)  (0.15) (0.23)  (0.36) (0.26)  (0.11)     --      --
 Distributions from net
   realized gains                (1.34)  (0.16)  (0.67) (0.55)  (0.90) (0.77)  (0.13) (0.18)  (0.01) (2.95)      --
                                -------  ------  ------  -----  ------  -----  ------ ------  ------ ------  ------
Total from distributions         (1.46)  (0.33)  (0.81) (0.73)  (1.05) (1.00)  (0.49) (0.44)  (0.12) (2.95)      --
                                 ------  ------  ------  -----  ------  -----  ------ ------  ------ ------  ------
Net asset value, end of period   $14.36  $14.62  $11.96 $11.92  $12.38 $11.96  $11.56  $9.47  $11.40  $9.88  $13.94
                                =======  ======  ====== ====== ======= ======  ====== ====== ======= ======  ======
TOTAL INVESTMENT
  RETURN (d)<F17>                 9.1%*   25.4% 10.4%(a)  2.2%   13.4%  13.2%   28.7%(13.5%)   16.8% (3.0%) 55.7%(a)
                                   <F13>            <F14>                                                       <F14>
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (in 000's $)                   18,596  17,799  15,806  2,478   2,683  2,631   2,225  2,055   2,728  1,041     220
Ratio of expenses
 (after reimbursement)
 to average net assets(b)<F15>  1.3%(a)    1.3% 1.5%(a)   2.0%    2.0%   2.7%    2.0%   2.4%    3.0%   2.8% 3.0%(a)
Ratio of net investment            <F14>          <F14>                                                        <F14>
 income (loss) to average
  net assets(c)<F16>            1.3%(a)    0.7% 2.5%(a)   1.3%    1.5%   1.2%    2.4%   2.8%    2.8%   1.7% (0.1%)(a)
                                   <F14>          <F14>                                                        <F14>
Portfolio turnover rate           30.3%   95.1%   89.4%  13.2%   28.0%  34.9%   38.0%  62.7%   27.2%  51.9%  169.7%
Average commission rate paid(e) $0.0624      --      --     --      --     --      --     --      --     --      --
                         <F18>

+<F12>For the period from December 23, 1986 (commencement of operations) to September 30, 1987.
*<F13>Not annualized.
(a)<F14>Annualized.
(b)<F15>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 1996, for the year ended June 30, 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending
September 30, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and for the period ending September 30, 1987, as follows: 1.5%(a), 1.6%, 2.6%(a), 3.0%, 2.8%, 3.3%,
3.2%, 3.1%, 4.4%, 11.8% and 12.1%(a), respectively.
(c)<F16>If the Fund had paid all of its expenses, the ratios would have been, for the period ending December 31, 1996, for the year ended June 30, 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending
September 30, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and for the period ending September 30, 1987, as follows: 1.0%(a), 0.4%, 1.4%(a), 0.2%, 0.8%, 0.6%,
1.3%, 2.1%, 1.4%, (7.4%) and (9.8%)(a), respectively.
(d)<F17>Effective December 31, 1994, the Fund changed investment advisers from Fiduciary Management, Inc. to Resource Capital Advisers, Inc.
(e)<F18>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.

                                   EASTCLIFF
                                   VALUE FUND
                                                               February 13, 1997

Dear Shareholder:

  We are off to a good start but recognize that it is a long journey. The portfolio that we constructed upon beginning the Fund on September 16, 1996, has performed well through year-end, a positive 9.1% versus 6.5% for the Russell 2000. At year-end, the Fund's assets were over $17 million and the net asset value had appreciated to $10.89.

  At present, we have forty-six companies represented in the portfolio. As managers of a capital appreciation fund, we believe in investing a relatively high portion of the portfolio in a limited number of companies. We follow a bottom-up strategy to investing that pays nominal attention to forecasting the economy or moves in interest rates. Instead, we focus on investing in the best companies we can find with strong managements and that are undervalued by the market.

  Some of the investments that contributed to the performance in the fourth quarter of 1996, all with returns in excess of 30%, are SPX Corp., a Michigan based auto parts company undergoing restructuring and applying EVA (Economic Value Added) analysis across the entire corporation with returns that are exceeding our expectations; Ballantyne, a dominant motion picture projection equipment manufacturer located in Nebraska - when you go to a multi-screen theater, think of this company, as they supply 65% of the U.S. industry; Rehabilicare, a Minnesota based company with an inexpensive treatment for Carpal Tunnel Syndrome, is responding to news that large companies are being forced by the courts to deal with Carpal Tunnel Syndrome; LodgeNet, a South Dakota headquartered company that is expanding its hotel room on-demand movie distribution network into the residential market through a joint venture with TCI Satellite Entertainment. We continue to believe that excellent companies at attractive valuations can be found across a broad spectrum of American industry.

  The NASDAQ Symbol for the Fund is EARSX.

  As of December 27, 1996, the Board of Directors declared a dividend of $0.0175 from net investment income. This distribution was paid on December 30, 1996, to shareholders of record on December 26, 1996.

  Without your support we would not be where we are today. Our challenge is to repay your trust. We think it is important to note that a significant amount of our net worth is also invested in the Eastcliff Regional Small Capitalization Value Fund. We treat your investments as if they were our own, and we look forward to a very successful partnership.

  Sincerely,

   /s/ Richard W. Jensen   /s/ Elizabeth M. Lilly  /s/ Richard J. Rinkoff

   Richard W. Jensen         Elizabeth M. Lilly      Richard J. Rinkoff

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                            STATEMENT OF NET ASSETS
                         DECEMBER 31, 1996 (UNAUDITED)

                                                                       QUOTED
                                                                       MARKET
SHARES OR PRINCIPAL AMOUNT                                   COST       VALUE
----------- -------------                                   -----     -------

COMMON STOCKS -- 87.9% (A)<F20>

            BASIC MATERIALS -- 1.0%
    18,200  Dynamic Materials Corp.*<F19>                $143,475    $170,625

            CAPITAL GOODS -- 23.6%
     6,100  Alliant Techsystems Inc.*<F19>                344,946     335,500
    34,400  Deflecta-Shield Corp.*<F19>                   291,263     296,700
    12,700  Donaldson Company, Inc.                       361,264     425,450
    33,700  Giddings & Lewis, Inc.                        403,135     433,888
     6,700  Graco Inc.                                    172,619     164,150
     8,600  IDEX Corp.                                    319,564     342,925
    26,500  National Computer
              Systems, Inc.                               567,925     675,750
     5,900  Pentair, Inc.                                 159,951     190,275
    14,100  Premark International, Inc.                   299,303     313,725
    39,600  TSI Inc.                                      380,038     455,400
    12,800  Valmont Industries, Inc.                      456,588     528,000
                                                       ----------  ----------
                                                        3,756,596   4,161,763

            CONSUMER CYCLICALS -- 16.9%
    15,400  ERO, Inc.*<F19>                               130,114     134,750
    30,000  Federal-Mogul Corp.                           669,026     660,000
    13,400  Fingerhut Companies, Inc.                     177,388     164,150
    19,800  Funco, Inc.*<F19>                             171,039     165,825
    24,400  Grand Casinos, Inc.*<F19>                     338,866     329,400
    21,800  Sport-Haley, Inc.*<F19>                       306,850     273,873
    15,100  SPX Corp.                                     446,369     585,125
    15,700  Stanhome Inc.                                 427,628     416,050
     8,100  Tower Automotive, Inc.*<F19>                  222,675     253,125
                                                       ----------  ----------
                                                        2,889,955   2,982,298

            CONSUMER STAPLES -- 12.7%
    20,400  Ballantyne of Omaha, Inc.*<F19>               320,712     405,450
    17,500  Department 56, Inc.*<F19>                     408,940     433,125
    31,500  International
              Multifoods Corp.                            517,643     570,938
    20,900  LodgeNet
              Entertainment Corp.*<F19>                   298,567     370,975
    11,100  Merrill Corp.                                 238,606     255,300
    15,800  VICORP Restaurants, Inc.*<F19>                232,463     209,350
                                                       ----------  ----------
                                                        2,016,931   2,245,138

            FINANCIAL -- 12.1%
    22,600  Amerin Corp.*<F19>                            480,287     581,950
    18,200  Community First
              Bankshares, Inc.                            456,725     500,500
    13,200  Horace Mann
              Educators Corp.                             475,543     532,950
    11,800  TCF Financial Corp.                           465,889     513,300
                                                       ----------  ----------
                                                        1,878,444   2,128,700

            HEALTHCARE -- 9.5%
    15,700  Applied Biometrics, Inc.*<F19>                206,842     204,100
    25,500  Empi, Inc.*<F19>                              418,033     497,250
    10,700  Lifecore Biomedical, Inc.*<F19>               182,700     192,600
    24,300  Orphan Medical, Inc.*<F19>                    221,648     236,925
    52,400  Rehabilicare Inc.*<F19>                       162,081     222,700
     4,400  Rochester Medical Corp.*<F19>                  77,807      84,150
    14,800  Urologix Inc.*<F19>                           224,637     240,500
                                                       ----------  ----------
                                                        1,493,748   1,678,225

            TECHNOLOGY -- 12.1%
    20,600  Aetrium Inc.*<F19>                            230,100     272,950
    19,700  Bolder
              Technologies Corp.*<F19>                    273,775     323,829
     7,900  Ciprico Inc.*<F19>                            119,460     115,537
    29,700  Communications
              Systems, Inc.                               410,037     445,500
    29,500  Control Data
              Systems, Inc.*<F19>                         669,572     649,000
    11,200  Imation Corp.*<F19>                           302,246     315,000
                                                       ----------  ----------
                                                        2,005,190   2,121,816
                                                       ----------  ----------
            Total common stocks                        14,184,339  15,488,565

SHORT-TERM INVESTMENTS -- 12.4% (A)<F20>
            VARIABLE RATE DEMAND NOTES
  $776,000  American Family
              Financial Services                          776,000     776,000
   776,000  Johnson Controls, Inc.                        776,000     776,000
   568,117  Pitney Bowes Credit Corp.                     568,117     568,117
    61,000  Wisconsin Electric
              Power Company                                61,000      61,000
                                                       ----------  ----------
            Total short-term
              investments                               2,181,117   2,181,117
                                                       ----------  ----------
            Total investments                         $16,365,456  17,669,682
                                                       ==========

            Liabilities, less cash and
              receivables (0.3%) (A)<F20>                             (44,027)
                                                                  -----------
            Net Assets                                            $17,625,655
                                                                  ===========

            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($17,625,655 / 1,618,801
              shares outstanding)                                      $10.89
                                                                       ======

  *<F19>Non-income producing security.
  (a)<F20>Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
      For the Period from September 16, 1996 (commencement of operations)
                        to December 31, 1996 (Unaudited)

INCOME:
  Dividends                                                         $35,400
  Interest                                                           31,038
                                                                 ----------
  Total income                                                       66,438
                                                                 ----------
EXPENSES:
  Management fees                                                    30,269
  Custodian fees                                                      8,035
  Administrative services                                             6,055
  Professional fees                                                   5,095
  Transfer agent fees                                                 4,092
  Registration fees                                                   1,961
  Other expenses                                                        783
                                                                 ----------
  Total expenses before reimbursement                                56,290
  Less expenses assumed by adviser                                 (16,940)
                                                                 ----------
  Net expenses                                                       39,350
                                                                 ----------
NET INVESTMENT INCOME                                                27,088
                                                                 ----------
NET REALIZED LOSS ON INVESTMENTS                                  (122,213)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            1,304,226
                                                                 ----------
NET GAIN ON INVESTMENTS                                           1,182,013
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,209,101
                                                                 ==========

The accompanying notes to financial statements are an integral part of these statements.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
        For the Period from September 16, 1996 (commencement of operations)
                         to December 31, 1996 (Unaudited)

OPERATIONS:
  Net investment income                                               $27,088
  Net realized loss on investments                                  (122,213)
  Net increase in unrealized appreciation on investments            1,304,226
                                                                   ----------
  Net increase in net assets resulting from operations              1,209,101
                                                                   ----------
DISTRIBUTION TO SHAREHOLDERS:
  Distribution from net investment income ($0.0175 per share)        (28,177)
                                                                   ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (1,672,556 shares)                   17,020,810
  Net asset value of shares issued in distribution (1,341 shares)      14,533
  Cost of shares redeemed (55,096 shares)                           (590,612)
                                                                   ----------
  Net increase in net assets derived from Fund share activities    16,444,731
                                                                   ----------
  TOTAL INCREASE                                                   17,625,655
NET ASSETS AT THE BEGINNING OF THE PERIOD                                  --
                                                                   ----------
NET ASSETS AT THE END OF THE PERIOD                               $17,625,655
                                                                  ===========

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout the period)

                                                                (UNAUDITED)
                                                        FOR THE PERIOD FROM
                                                     SEPTEMBER 16, 1996+<F21>TO
                                                          DECEMBER 31, 1996
                                                     ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $10.00
Income from investment operations:
  Net investment income                                                0.02
  Net realized and unrealized gains on investments                     0.89
                                                                     ------
Total from investment operations                                       0.91
Less distributions:
  Dividend from net investment income                                (0.02)
  Distribution from net realized gains                                   --
                                                                     ------
Total from distributions                                             (0.02)
                                                                     ------
Net asset value, end of period                                       $10.89
                                                                     ======

TOTAL INVESTMENT RETURN                                              9.1%**<F23>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                               17,626
Ratio of expenses (after reimbursement) to average net assets (a)<F24>1.3%*<F22>
Ratio of net investment income to average net assets (b)<F25>         0.9%*<F22>
Portfolio turnover rate                                               15.3%
Average commission rate paid                                        $0.0700

+<F21>Commencement of operations.
*<F22>Annualized.
** <F23>Not annualized.
(a)<F24>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.9%*<F22>.
(b)<F25>If the Fund had paid all of its expenses, the ratio would have been 0.3%*<F22>.

The accompanying notes to financial statements are an integral part of these statements.

                                EASTCLIFF FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 1996 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940. This Company consists of a series of three funds: the Eastcliff Growth Fund (the "Growth Fund'), the Eastcliff Total Return Fund (the "Total Return Fund") and the Eastcliff Regional Small Capitalization Value Fund (the "Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.

 (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities.

 (c) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (d) Provision has not been made for Federal income taxes since the Value Fund will elect and the Growth Fund and Total Return Fund have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Growth Fund has $166,241 of net capital losses which expire June 30, 2004 and $1,293,446 of post-October losses, both of which may be used to offset capital gains in future years to the extent provided by tax regulations.

 (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (g) Generally accepted accounting principles require that permanent financial reporting and tax differences for overdistributed net investment income be reclassified to capital stock.

 (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Funds have entered into management agreements with Resource Capital Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Funds pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets.

   In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $17,119, $20,753 and $16,940 for the period ending December 31, 1996, for the Growth Fund, Total Return Fund, and Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

   The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of such Fund and 0.1% on the daily net assets of such Fund over $30,000,000.

   The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending December 31, 1996, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders. On December 27, 1996, the Total Return Fund distributed a dividend from net investment income of $112,970 ($0.0907 per share). In addition, the Total Return Fund distributed $166,853 from net short-term realized gains ($0.1329 per share) and $338,679 ($0.2697 per share) from net long-term realized gains. Also, the Value Fund distributed a dividend from net investment income of $27,099 ($0.0175 per share). The distributions were paid on December 30, 1996, to shareholders of record on December 26, 1996.

(4)  DEFERRED EXPENSES --

   Organizational expenses for the Growth Fund and the Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Growth Fund and the Value Fund over a period of five years. The unamortized organizational expenses at December 31, 1996, were $22,054 and $28,411, respectively.

(5)  INVESTMENT TRANSACTIONS --

   For the period ending December 31, 1996, purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $10,360,943 and $12,220,935, respectively; purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $5,245,592 and $6,144,229, respectively; purchases and proceeds of sales of investment securities of the Value Fund (excluding short-term securities) were $15,504,725 and $1,198,173, respectively, and $1,999,500 and $0, respectively for short-term U.S. Government Securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of December 31, 1996, liabilities of the Funds included the following:

                                                         TOTAL
                                       GROWTH FUND    RETURN FUND  VALUE FUND
                                       -----------    -----------  ----------
   Payable to brokers for investments
     purchased                               $--       $119,870     $78,047
   Payable to RCA for management fees
     and deferred expenses                61,400         15,899      42,778
   Other liabilities                      10,574          4,304       4,161

(7)SOURCES OF NET ASSETS --

   As of December 31, 1996, the sources of net assets were as follows:

   Fund shares issued and
     outstanding                     $35,528,193    $14,208,943 $16,444,731
   Net unrealized appreciation
     on investments                   10,774,849      4,156,164   1,304,226
   Undistributed net realized
     (losses) gains on investments     (850,988)        229,612   (122,213)
   Undistributed (overdistributed)
     net investment income                    --          1,775     (1,089)
                                      ----------     ----------  ----------
                                     $45,452,054    $18,596,494 $17,625,655
                                      ==========     ==========  ==========

   Aggregate net unrealized appreciation as of December 31, 1996, consisted of the following:

   Aggregate gross unrealized
     appreciation                    $12,405,061     $4,205,984  $1,503,117
   Aggregate gross unrealized
     depreciation                    (1,630,212)       (49,820)   (198,891)
                                      ----------      ---------   ---------
       Net unrealized appreciation   $10,774,849     $4,156,164  $1,304,226
                                      ==========      =========  ==========


                                EASTCLIFF FUNDS
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS
                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                              3100 Multifoods Tower
                             33 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202